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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
      Date of Report (Date of earliest event reported): October 22, 2001


                             QUITMAN BANCORP, INC.
            (Exact name of registrant as specified in its charter)


                    Georgia                                       58-2365866
(State or Other Jurisdiction of Incorporation)                 (I.R.S. Employer
                                                             Identification No.)

                          Commission File No. 0-23763

                            602 East Screven Street
                            Quitman, Georgia  31643
             (Address of principal executive offices and zip code0

      Registrant's telephone number, including area code:  (229) 263-7538

                                Not Applicable
         (Former name or former address, if changed since last report)
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                             INCLUDED INFORMATION

Item 5.   Other Events - Execution of Agreement and Plan of Merger

On October 22, 2001, Colony Bankcorp, Inc. ("Colony") and Quitman Bancorp, Inc. ("Quitman" or "Registrant") entered into an Agreement and Plan of Merger and Reorganization (the "Agreement") whereby Colony is to acquire 100% of the outstanding shares of Quitman's common stock. Each share of Quitman common stock will receive .683 shares of Colony common stock and $4.41 in cash.

This Agreement is subject to a number of conditions, including receipt of appropriate regulatory approvals. A copy of a press release issued jointly on October 23, 2001 by the Registrant and Colony is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit 2.1 Agreement and Plan of Merger and Reorganization, dated October 22, 2001.

Exhibit 99.1 Joint Press Release issued on October 23, 2001 by Colony and
Quitman

                 NOTICE TO INVESTORS, OR QUITMAN SHAREHOLDERS

In connection with the merger transaction, Colony will file a registration statement on Form S-4 with the Securities and Exchange Commission ("SEC") registering the shares of its own common stock to be offered as a portion of the consideration to Quitman shareholders. Pursuant to SEC rule 165, this Form 8-K does not represent an offer to sell or solicitation of an offer to buy Colony common stock in connection with the merger transaction notwithstanding Section 5(c) of the Securities Act of 1933. Investors, or Quitman Shareholders are urged to read this registration statement to be filed with the SEC because it will contain important information relevant to an investment decision. Investors, or Quitman Shareholders will be able to obtain this registration statement for free at the SEC's website (www.sec.gov) once it is filed.
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Also in connection with the merger transaction, Quitman will be filing a proxy statement and other relevant documents concerning the merger transaction with the SEC. This Form 8-K does not represent a proxy solicitation within the meaning of SEC Rule 14a-1, and its contents have also been filed with the SEC under cover Schedule 14A. Investors, or Quitman Shareholders, are urged to read the proxy statement when it becomes available and any other relevant documents filed with the SEC because they will contain important information regarding the merger transaction. Investors, or Quitman shareholders, will be able to obtain these documents free of charge at the SEC's website (www.sec.gov) once filed.
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In addition, documents filed with the SEC by Quitman may be obtained free of charge by contacting Quitman directly (phone: 229-263-7538).
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Quitman and its directors and officers may be deemed to be participants in the solicitation of proxies from Quitman shareholders. The directors and executive officers of Quitman include: Claude R. Butler, Walter B. Holwell, Daniel M. Mitchell, Jr., John W. Romine, Robert L. Cunningham, III, Melvin E. Plair, and Peggy L. Forgione. Collectively, as of October 22, 2001, the directors and executive officers of Quitman beneficially owned approximately 23% of the outstanding shares of Quitman's common stock. Investors, or Quitman shareholders, may obtain additional information regarding the interests of such participants by reading the proxy statement when it becomes available.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized as of October 23, 2001.

                                   QUITMAN BANCORP, INC.

                                   By:  /s/ Melvin E. Plair
                                   Melvin E. Plair
                                   President and Chief Executive Officer
                                   (Duly Authorized Representative)